UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 618-7255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 3, 2016, United Rentals, Inc. held its annual meeting of stockholders at which the stockholders voted: (i) upon the election of Jenne K. Britell, José B. Alvarez, Bobby J. Griffin, Michael J. Kneeland, Singleton B. McAllister, Brian D. McAuley, John S. McKinney, Jason D. Papastavrou, Filippo Passerini, Donald C. Roof and Keith Wimbush to the Company’s Board of Directors for one-year terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; (iii) on an advisory (non-binding) basis to approve the compensation of the Company’s named executive officers; and (iv) on an advisory (non-binding) basis upon a stockholder proposal to adopt simple majority vote.

The stockholders elected all eleven directors, approved the ratification of the appointment of Ernst & Young LLP, approved (on a non-binding basis) the compensation of the Company’s named executive officers and approved (on a non-binding basis) a stockholder proposal to adopt simple majority vote.

The final voting results for each of the matters submitted to a vote of stockholders at the 2016 annual meeting are set forth below:

Proposal 1. Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Jenne K. Britell	68,514,303	438,563	179,520	9,474,682
José B. Alvarez	68,857,561	94,827	179,998	9,474,682
Bobby J. Griffin	68,865,782	86,692	179,912	9,474,682
Michael J. Kneeland	68,339,858	609,859	182,669	9,474,682
Singleton B. McAllister	66,941,721	2,005,240	185,425	9,474,682
Brian D. McAuley	68,165,209	786,305	180,872	9,474,682
John S. McKinney	67,634,082	1,316,695	181,609	9,474,682
Jason D. Papastavrou	68,491,083	460,405	180,898	9,474,682
Filippo Passerini	68,779,263	172,851	180,272	9,474,682
Donald C. Roof	68,793,660	158,526	180,200	9,474,682
Keith Wimbush	68,438,622	512,479	181,285	9,474,682

Proposal 2. Ratification of Appointment of Ernst & Young LLP.

For	Against	Abstain	Broker Non-Votes
77,414,381	891,933	300,754	*

*	Not applicable.

Proposal 3. Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
65,879,966	2,975,234	277,186	9,474,682

Proposal 4. Advisory Vote on a Stockholder Proposal to Adopt Simple Majority Vote.

For	Against	Abstain	Broker Non-Votes
45,035,419	23,820,328	276,639	9,474,682

Item 7.01.	Regulation FD Disclosure.

On May 3, 2016, United Rentals, Inc. issued a press release (attached hereto as Exhibit 99.1) announcing that it will participate in the Oppenheimer 11th Annual Industrial Growth Conference on Tuesday, May 10, 2016. At the conference, Michael Kneeland, chief executive officer, and William Plummer, chief financial officer, will present information regarding the Company, which may include a discussion of the Company’s business, financial performance and forward-looking information.

The presentation is scheduled to begin at 10:55 a.m., Eastern Time and will be broadcast live via the following link:

http://www.veracast.com/webcasts/opco/industrials2016/41105380682.cfm

The archived webcast will be available for 30 days following the conference directly through the Company’s website, www.unitedrentals.com.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this report, including Exhibit 99.1 attached hereto, of any information does not constitute an admission that such information is material.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release of United Rentals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2016

UNITED RENTALS, INC.

By:	/s/ Craig A Pintoff
Name:	Craig A. Pintoff
Title:	Senior Vice President and General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig A Pintoff
Name:	Craig A. Pintoff
Title:	Senior Vice President and General Counsel